Income taxes	12 Months Ended
Dec. 31, 2011
Income Tax Disclosure [Abstract]
Income taxes
Income taxes

Income before income taxes	U.S.	Non-U.S.	Total
2011	$1,791	$1,164	$2,955
2010	3,769	782	4,551
2009	1,375	642	2,017

Provision (benefit) for income taxes	U.S. Federal	Non-U.S.	U.S. State	Total
2011:
Current	$692	$138	$8	$838
Deferred	(154)	24	11	(119)
Total	$538	$162	$19	$719

2010:
Current	$1,401	$92	$18	$1,511
Deferred	(188)	(2)	2	(188)
Total	$1,213	$90	$20	$1,323

2009:
Current	$318	$79	$4	$401
Deferred	124	23	(1)	146
Total	$442	$102	$3	$547

Principal reconciling items from income tax computed at the statutory federal rate follow:

	2011	2010	2009
Computed tax at statutory rate	$1,034	$1,593	$706
Non-U.S. effective tax rates	(245)	(184)	(123)
U.S. R&D tax credit	(58)	(54)	(28)
U.S. tax benefit for manufacturing	(31)	(63)	(21)
Other	19	31	13
Total provision for income taxes	$719	$1,323	$547

The primary components of deferred income tax assets and liabilities were as follows:

	December 31,
	2011	2010
Deferred income tax assets:
Inventories and related reserves	$913	$525
Postretirement benefit costs recognized in AOCI	431	404
Deferred loss and tax credit carryforwards	400	220
Stock-based compensation	357	357
Accrued expenses	323	251
Other	217	208
	2,641	1,965
Less valuation allowance	(178)	(3)
	2,463	1,962
Deferred income tax liabilities:
Acquisition-related intangibles and fair-value adjustments	(1,096)	(21)
Accrued retirement costs (defined benefit and retiree health care)	(180)	(190)
Property, plant and equipment	(147)	(83)
International earnings	(92)	(26)
Other	(60)	(31)
	(1,575)	(351)
Net deferred income tax asset	$888	$1,611

As of December 31, 2011 and 2010, net deferred income tax assets of $888 million and $1.61 billion were presented in the balance sheets, based on tax jurisdiction, as deferred income tax assets of $1.50 billion and $1.70 billion and deferred income tax liabilities of $607 million and $86 million, respectively. The decrease in net deferred income tax assets from December 31, 2010, to December 31, 2011, is due to the recording of $881 million of net deferred tax liabilities associated with the acquisition of National, partially offset by the $119 million deferred tax provision.

We make an ongoing assessment regarding the realization of U.S. and non-U.S. deferred tax assets. In 2011, we recognized a net increase of $175 million in our valuation allowance. This increase was due to valuation allowances on unutilized tax credits associated with the acquisition of National. While the net deferred assets of $2.46 billion at December 31, 2011, are not assured of realization, our assessment is that a valuation allowance is not required on this balance. This assessment is based on our evaluation of relevant criteria including the existence of deferred tax liabilities that can be used to absorb deferred tax assets, taxable income in prior carryback years and expectations for future taxable income.

We have U.S. and non-U.S. tax loss carryforwards of approximately $202 million, of which $124 million expire through the year 2021.

Provision has been made for deferred taxes on undistributed earnings of non-U.S. subsidiaries to the extent that dividend payments from these subsidiaries are expected to result in additional tax liability. The remaining undistributed earnings (approximately $4.12 billion at December 31, 2011) have been indefinitely reinvested; therefore, no provision has been made for taxes due upon remittance of these earnings. The indefinitely reinvested earnings of our non-U.S. subsidiaries are primarily invested in tangible assets such as inventory and property, plant and equipment. Determination of the amount of unrecognized deferred income tax liability is not practical because of the complexities associated with its hypothetical calculation.

Cash payments made for income taxes, net of refunds, were $902 million, $1.47 billion and $331 million for the years ended December 31, 2011, 2010 and 2009, respectively.

Uncertain tax positions
We operate in a number of tax jurisdictions, and our income tax returns are subject to examination by tax authorities in those jurisdictions who may challenge any item on these tax returns. Because the matters challenged by authorities are typically complex, their ultimate outcome is uncertain. Before any benefit can be recorded in the financial statements, we must determine that it is “more likely than not” that a tax position will be sustained by the appropriate tax authorities. We recognize accrued interest related to uncertain tax positions and penalties as components of OI&E.

The changes in the total amounts of uncertain tax positions are summarized as follows:

	2011	2010	2009
Balance, January 1	$103	$56	$148
Additions based on tax positions related to the current year	15	12	10
Additions from the acquisition of National	132	—	—
Additions for tax positions of prior years	3	50	6
Reductions for tax positions of prior years	(39)	(12)	(18)
Settlements with tax authorities	(4)	(3)	(90)
Balance, December 31	$210	$103	$56
Interest income (expense) recognized in the year ended December 31	$1	$(2)	$—
Accrued interest payable (receivable) as of December 31	$3	$(5)	$(9)

The liability for uncertain tax positions and the accrued interest payable are components of Deferred credits and other liabilities on our December 31, 2011, balance sheet.

Within the $210 million liability for uncertain tax positions as of December 31, 2011, are uncertain tax positions totaling $233 million that, if recognized, would impact the tax rate. If these tax liabilities are ultimately realized, $83 million of deferred tax assets would also be realized, primarily related to refunds from counterparty jurisdictions resulting from procedures for relief from double taxation.

Within the $103 million liability for uncertain tax positions as of December 31, 2010, are uncertain tax positions totaling $136 million that, if recognized, would impact the tax rate. If these tax liabilities are ultimately realized, $101 million of deferred tax assets would also be realized, primarily related to refunds from counterparty jurisdictions resulting from procedures for relief from double taxation.

As of December 31, 2011, the statute of limitations remains open for U.S. federal tax returns for 1999 and following years. Audits of our U.S. federal tax returns through 2006 have been completed except for certain pending tax treaty procedures for relief from double taxation. These procedures pertain to U.S. federal tax returns for the years 2003 through 2007.

In non-U.S. jurisdictions, the years open to audit represent the years still subject to the statute of limitations. With respect to major jurisdictions outside the U.S., our subsidiaries are no longer subject to income tax audits for years before 2004.

We are unable to estimate the range of any reasonably possible increase or decrease in uncertain tax positions that may occur within the next 12 months resulting from the eventual outcome of the years currently under audit or appeal. However, we do not anticipate any such outcome will result in a material change to our financial condition or results of operations. U.S. federal tax returns for recently acquired National are currently under audit for tax years through 2009. It is possible that issues that are the subject of that audit could be resolved in the next 12 months and result in a material change in our estimate of uncertain tax positions.